UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2012

EXCLUSIVE BUILDING SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-170393	27-3566307
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

 5137 E. Armor St., Cave Creek, AZ 85331
(Address of principal executive offices)

602.326.8290

Registrant's telephone number, including area code

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240,l4a-12)

       . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240,14d-2(b))

       . Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act ( I 7 CFR 240, 13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the "Current Report") contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document include, among others, statements regarding our capital needs, business plans and expectations. Such forward-looking statements involve assumptions, risks and uncertainties regarding, among others, the success of our business plan, availability of funds, government regulations both in the United States and internationally, if applicable, operating costs, our ability to achieve revenues, our business model and products and other factors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential" or "continue", the negative of such terms or other comparable terminology. In evaluating these statements, you should consider various factors, including the assumptions, risks and uncertainties set forth in reports and other documents we have filed with or furnished to the Securities and Exchange Commission (the "SEC"). These factors or any of them may cause our actual results to differ materially from any forward-looking statement made in this document. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding future events, our actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. The forward-looking statements in this document are made as of the date of this document and we do not intend or undertake to update any of the forward-looking statements to conform these statements to actual results, except as required by applicable law, including the securities laws of the United States.

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "Exclusive" or the "Registrant" refer to Exclusive Building Services, Inc.

Item 5.06 Change in Shell Company Status

TO Sports Innovation, a wholly-owned subsidiary of Exclusive Building Services, Inc. has completed the formulation of its new sports nutrition product and expects to have the new product on vendor shelves by the end of September 2012, initially throughout California, Arizona and all of Canada. The sports nutrition beverage as well as enhanced water beverage will be marketed under the Dethrone Royalty brand as Dethrone Beverage in accordance with an exclusive license agreement with Dethrone Royalty, Inc. giving TO the right to use the Dethrone Trademark worldwide in connection with the manufacture and sale of sports performance or energy drinks along with any other non-alcoholic beverage.

Dethrone Beverage was formulated to increase users’ hydration, energy and recovery.

Management believes that the Company has never operated as a shell company. However, the interpretation of the shell company concept in the marketplace appears to have been inconsistent. The agreements and activities described above have resulted in the clear-cut commencement of our business plan and operations. Therefore, we believe that we can no longer be considered a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On June 25, 2012, the Company issued a press release announcing the completion of its product formulation, a copy of which is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

99.1   Press Release dated June 25, 2012 - TO Sports Innovation (A Wholly Owned Subsidiary Of Exclusive Building Services, Inc.) Announces Launch Of Its New Sports Nutrition Beverage And Specialty Water Beverage Under The Dethrone Royalty Beverage Name By Late September 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2012

Exclusive Building Services, Inc.

 (Registrant)

/s/ Toby McBride

Toby McBride

Chief Executive Officer

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